Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 15, 1999 included in Simon Transportation Services Inc.'s Annual Report on Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this Registration Statement.

                                                         /s/ Arthur Andersen LLP
                                                         Arthur Andersen LLP




Salt Lake City, Utah
December 9, 1999